CINC-SUMSTATSAI-SUP
Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated May 18, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) for the Fund listed below:

Invesco Conservative Income Fund

This supplement amends the Prospectuses and SAI for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Prospectuses and SAI and retain it for future reference.
The Prospectuses for Class A, Y and R6 shares of the Fund are amended to reflect that Class R6 shares are no longer closed to new investors.  The information about Class R6 shares included under the heading “Performance Information”, including in the “Average Annual Total Returns” table thereunder, is amended to reflect that the inception date for Class R6 shares is May 15, 2020.

The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus for Class A, Y and R6 shares of the Fund and the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the Statutory Prospectus for Class A, Y and R6 shares of the Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)
Class:	A	Y	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	Y	R6
Management Fees	0.23%	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	0.10	None	None
Other Expenses[1]	0.13	0.13	0.17
Total Annual Fund Operating Expenses	0.46	0.36	0.40
Fee Waiver and/or Expense Reimbursement[2]	0.06	0.11	0.15
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40	0.25	0.25

1 With respect to Class A and Class Y, “Other Expenses” have been restated to reflect current fees. With respect to Class R6, “Other Expenses” are based on estimated amounts for the current fiscal year.
2 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class Y and Class R6 shares to 0.40%, 0.25% and 0.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the contractual period above and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$41	$142	$252	$573
Class Y	$26	$105	$191	$445
Class R6	$26	$113	$209	$491

The following information replaces in its entirety the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the Prospectus for Institutional Class shares of the Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class:	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Institutional
Management Fees	0.23%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.08
Total Annual Fund Operating Expenses	0.31
Fee Waiver and/or Expense Reimbursement[2]	0.01
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30

1 “Other Expenses” have been restated to reflect current fees.
2 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.30% of the Fund’s average daily net assets (the “expense limit”). Unless Invesco continues the fee waiver agreement, it will expire on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the contractual period above and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$31	$99	$173	$392

The following information replaces in its entirety the corresponding information appearing under the section “Investment Advisory and Other Services – Investment Adviser” in the SAI for the Fund:
Invesco also has contractually agreed through at least May 31, 2021 to waive advisory fees or  reimburse  expenses  to  the  extent  necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii)  taxes; (iii)  dividend expense on short sales; (iv) extraordinary or non-routine items,  including  litigation expenses; and  (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable). The expense limitations for the Fund are:

Fund	Annual Rate/Net Assets Per Expense Limitation Agreement
Invesco Conservative Income Fund Class A Shares Class Y Shares Class R6 Shares Institutional Class Shares	0.40% 0.25% 0.25% 0.30%